Exhibit 10.2

CHANGE ORDER FORM

Additional Support for FERC Document Requests

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00024 DATE OF CHANGE ORDER: June 20, 2016

The Agreement between the Parties listed above is changed as follows:

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will be compensated via this Change Order for FERC related support hours. Attachment A, Section 9.2 of the Agreement states:
“Any (i) FERC related support provided by Contractor exceeding one thousand (1,000) man hours or (ii) additional Work required by FERC that is not contemplated in this Scope of Work shall be subject to a Change Order to the extent such excess support or additional Work adversely impacts (i) Contractor cost of performance of the Work; (ii) Contractor’s ability to perform the Work in accordance with the Project Schedule or (iii) Contractor’s ability to perform any obligation under the Agreement.”
This language is amended and will be replaced by the following:
“Any (i) FERC related support provided by Contractor exceeding two thousand five hundred (2,500) man hours or (ii) additional Work required by FERC that is not contemplated in this Scope of Work shall be subject to a Change Order to the extent such excess support or additional Work adversely impacts (i) Contractor cost of performance of the Work; (ii) Contractor’s ability to perform the Work in accordance with the Project Schedule or (iii) Contractor’s ability to perform any obligation under the Agreement.”

1.	The cost breakdown for this scope of work is detailed in Exhibit A of this Change Order.

2.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00023)	$32,078,647
The Contract Price prior to this Change Order was	$3,801,078,647
The Contract Price will be (increased) by this Change Order in the amount of	$271,500
The new Contract Price including this Change Order will be	$3,801,350,147

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
August 8, 2016	June 21, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM
N2 Supply for High Pressure Tightness Test During Commissioning and Startup

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00025 DATE OF CHANGE ORDER: July 12, 2016

The Agreement between the Parties listed above is changed as follows:

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel that, in lieu of using plant air for the leak test and purging the pipe with low pressure nitrogen currently on Site, Bechtel will use high pressure nitrogen during system leak testing for pre-commissioning and startup.

2.	The following payment milestones in Attachment C of the Agreement will be amended:
a.Payment Milestone: 42.01 Subproject 3 - Deliver 90-Day Notice for RFSU to Cheniere will be deleted and replaced with:
42.01 Subproject 3 - Deliver 120-Day Notice for RFSU to Cheniere

b.Payment Milestone 51.01 Subproject 4 - Deliver 90-Day Notice for RFSU to Cheniere will be deleted and replaced with:
51.01 Subproject 4 - Deliver 120-Day Notice for RFSU to Cheniere

3.	The cost breakdown for this scope of work is detailed in Exhibit A of this Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00024)	$32,350,147
The Contract Price prior to this Change Order was	$3,801,350,147
The Contract Price will be (increased) by this Change Order in the amount of	$645,171
The new Contract Price including this Change Order will be	$3,801,995,318

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
August 8, 2016	July 12, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM
Addition of Check Valves to Condensate Lines

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00027 DATE OF CHANGE ORDER: July 29, 2016

The Agreement between the Parties listed above is changed as follows:

1.
Per Article 6.1.B of the Agreement, Parties agree that Bechtel will design and procure a check valve for SPL installation on Subproject 1, and Bechtel will design, procure and install check valves on Subprojects 2, 3 and 4. Exhibit A of this Change Order depicts these changes.

2.	The cost breakdown for this scope of work is detailed in Exhibit B of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00026)	$89,995,318
The Contract Price prior to this Change Order was	$3,858,995,318
The Contract Price will be (increased) by this Change Order in the amount of	$65,053
The new Contract Price including this Change Order will be	$3,859,060,371

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
August 18, 2016	July 29, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM
Additional Professional Services Support Hours for the Flare System Evaluation

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00028 DATE OF CHANGE ORDER: August 3, 2016

The Agreement between the Parties listed above is changed as follows:

1.
Per Article 6.1.B of the Agreement, Parties agree that Bechtel will upgrade the wet and dry process flares to a High Pressure Air Assist (HPAA) design. This Change Order includes only the professional service hours associated with the HPAA design upgrade of the wet and dry flares. Professional service hours related to the marine flare modifications are excluded.

2.	The cost breakdown for this scope of work is detailed in Exhibit A of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00027)	$90,060,371
The Contract Price prior to this Change Order was	$3,859,060,371
The Contract Price will be (increased) by this Change Order in the amount of	$1,660,000
The new Contract Price including this Change Order will be	$3,860,720,371

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): Impacts related to the installation of the process flares modifications will be addressed by a future Change Order.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
August 19, 2016	August 5, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Lump Sum Process Flares Modification

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00029 DATE OF CHANGE ORDER: September 1, 2016

The Agreement between the Parties listed above is changed as follows:

1.
Per Article 6.1.B of the Agreement, the Parties agree Contractor will perform process flares modification services as described in Exhibit A of this Change Order (“Lump Sum Process Flare Modification Work”) on a lump sum basis and valued at *** U.S. Dollars ($***). In connection with this Change Order, Owner and Contractor are also entering into change order 00052 for the Stage 1 EPC Agreement, wherein Contractor will perform the remaining portion of the flare modification activities on a provisional sum basis (“Provisional Sum Process Flare Modification Work”, together with Lump Sum Process Flare Modification Work, the “Process Flare Modification Work”).

2.
Additionally, this Change Order CO-00029 includes impacts to Subproject 3 and Subproject 4 as a result of the flare modifications activities (“Lump Sum Process Flare Modification Impacts”) valued at *** U.S. Dollars ($***). The Parties agree that the Lump Sum Process Flare Modification Impacts value is based on the shared assumption that the flare modifications outage duration will be a period of 26 Days beginning from Owner’s notification to Contractor that the process flares are isolated and available for modification and ending upon Contractor’s notification to Owner that the process flares outage activities are complete (the “Flare Work Period”). The total value of this Change Order is *** U.S. Dollars ($***).

3.	The Parties agree that the Process Flare Modification Work is not a requirement to achieve Substantial Completion of Subproject 3.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement is hereby amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$3,769,000,000
Net change by previously authorized Change Orders (#0001-00028)		$91,720,371
The Contract Price prior to this Change Order was		$3,860,720,371
The Contract Price will be (increased) by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule

The Process Flare Modification Work will cause impacts to the critical path progress of Subproject 3, as a result of the inability to maintain fuel gas in the train, and Subproject 4, as a result of a temporary diversion of critical resources to perform some of the Process Flare Modification Work. The changes to the dates for Subproject 3 and Subproject 4 noted below are based upon the shared assumption that the Flare Work Period is no greater than twenty-six (26) Days.

Notice to Proceed	Day Zero
Ready for Start Up for Subproject 3	One thousand three hundred and seventy three (1373) Days from Owner’s issuance of Notice to Proceed
Target Substantial Completion for Subproject 3	One thousand four hundred ninety three (1493) Days from Owner’s issuance of Notice to Proceed
Guaranteed Substantial Completion for Subproject 3	One thousand four hundred ninety five (1495) Days from Owner’s issuance of Notice to Proceed
Ready for Start Up for Subproject 4	One thousand six hundred forty (1640) Days from Owner’s issuance of Notice to Proceed
Target Substantial Completion for Subproject 4	One thousand seven hundred sixty (1760) Days from Owner’s issuance of Notice to Proceed
Guaranteed Substantial Completion for Subproject 4	One thousand seven hundred sixty two (1762) Days from Owner’s issuance of Notice to Proceed
Final Completion	One hundred eighty (180) Days after Substantial Completion of Subproject 4

Adjustment to other Changed Criteria: N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Notwithstanding anything to the contrary herein, to the extent the Flare Work Period is greater than thirty-five (35) Days, Contractor will be entitled to a Change Order adjusting the Lump Sum Process Flare Modification Impacts and the Project Schedule dates for Subproject 3 and Subproject 4 limited to account for the duration of the Flare Work Period being greater than twenty-six (26) Days.

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
September 16, 2016	September 2, 2016
Date of Signing	Date of Signing